Exhibit 99.2

Women’s Health Specialty Pharmaceutical Company NASDAQ: AGRX 1

Forward-Looking Statement 2 Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements are subject to important factors, risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, enrollment and completion of the trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain the capital necessary to fund its operations; the Company’s ability to generate revenues; the successful implementation of the Company’s research and development programs and collaborations; the acceptance by the market of the Company’s products; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the cost of our efforts to commercialize and promote our product candidates once they are approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Corporate Overview 3 Significant Near-Term Market Opportunity ~$5.6 Billion US contraceptive market in 2015, with $4.0 Billion in combined hormonal contraceptives (CHC) Lead product candidate, Twirla®, Phase 3 trial expected to complete in 4Q 2016, submission in 1H 2017 Twirla expected to be the first non-oral CHC brand* introduced in over 15 years and is designed to be an improvement on the currently available contraceptive patch Agile is Building a Robust Contraceptive Franchise Additional unique product candidates in the pipeline designed to address high market needs Intellectual property supports Twirla (latest expiry 2028) and development of pipeline product candidates (latest expiry 2029) Expertise in complex patch technology and manufacturing; one pre-approval inspection completed, commercial scale-up ongoing Agile is Well-Positioned for Successful Twirla Market Entry Twirla is expected to be the only low-dose CHC patch, if approved Physicians and consumers show high interest in a low-dose patch Managed care environment for contraceptives is generally favorable Specialty focus and target consumer should allow for efficient marketing execution Agile team members have prior experience commercializing many successful women’s health brands *Brand is defined as products approved under an NDA

Corporate Strategy: Become a Leader in Women’s Health 4 Near-term Mid-term Long-term Establish Agile in contraceptive market Become contraceptive market leader with Agile franchise Broaden women’s health portfolio in areas of unmet need Twirla® Small Patch Program (SmP) AG200-SP AG200-ER AG200-ER AG890 Endometriosis Uterine fibroids Osteoporosis Urinary incontinence Menopause Potential Value Twirla®

Al Altomari President and Chief Executive Officer Scott Coiante Vice President and Chief Financial Officer Elizabeth Garner, M.D., M.P.H. Sr. Vice President and Chief Medical Officer Renee Selman Chief Commercial Officer Executive Management Team Deep Experience in Women’s Healthcare and Contraceptive Products Agile team members have commercialized successful contraceptive brands TriCyclen and Evra are registered trademarks of Johnson & Johnson, Inc. Highest peak market share of any contraceptive Most successful contraceptive launch 5

AG890 Source: IMS NSP, retail + non-retail through Dec 2015 *Patches includes sales of both Evra and Xulane US Hormonal Contraceptive Market is a Significant Opportunity 6 AG200-ER AG200-SP Progestin-Only Combination Hormonal Contraceptives ~$5.6 Billion Vaginal Ring $721 Million Patches* $165 Million Pills $3.2 Billion $1.51B $4.04B

Only 2 Non-Oral CHC Forms Have Been Approved 7 Oral Pills (Once a day) Vaginal Ring (Once a month) Patch (Once a week) Non-oral CHCs have reached significant peak market shares Evra 11.1% (in 2005) Nuvaring 6.6% (in 2014) The current market leader is a non-oral product Nuvaring 2015 annual sales $721 Million The most successful contraceptive launch was a non-oral product Evra reached 10% TRx share in 18 months after 2002 launch *includes brands and generic products (brands defined as products approved under an NDA, generics approved under an ANDA) Source: IMS NPA and NSP, through Dec 2015 Evra is a registered trademark of Johnson & Johnson, Inc.; Xulane is a registered trademark of Mylan, Inc.; Nuvaring is a registered trademark of Merck & Co., Inc. 200 products* Nuvaring® Evra ®/ Xulane® Forms of CHC Approved

Twirla® is our Lead Product Candidate Twirla is a once-weekly contraceptive patch Only one other contraceptive patch is available in the United States Twirla is designed to deliver a lower daily dose of estrogen than the currently available patch Women want alternatives to an oral contraceptive Pill users’ chief complaint is having to take something daily and fitting this into their busy lifestyles Women frequently forget to take their pill (1-4x per month) Twirla is currently in Phase 3, with completion of trial expected in 4Q 2016 Agile has a comprehensive commercial launch plan in place for Twirla 8 Source: Qualitative and quantitative consumer research, RG&A 2012 “One less thing to do every day” “You can forget about it and you’re not stressed about taking a pill at the same time every day”

SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Why Women Would Use Twirla® Women can choose where to apply the patch: buttock, abdomen, or upper torso Source: Qualitative and quantitative consumer research, RG&A 2012. Data on File, Agile Therapeutics Upper Torso 12% Abdomen 40% Buttock 48% 9 Pill Regimen: Once a day Patch Regimen: Once a week SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7 days no patch Don’t have to remember it every day Visual reassurance that they are protected Less invasive than some methods (vaginal ring, IUDs, injectables, implants)

Twirla is <1mm in thickness What Makes Twirla® Different? There is only one other patch on the market, and Twirla is expected to be the only low-dose contraceptive patch Delivers ~30µg/day EE Evra®/Xulane® delivers ~60% more EE than a 35µg pill Twirla is the first and only product candidate designed to deliver LNG through the skin at a contraceptive dose Twirla contains levonorgestrel (LNG) and ethinyl estradiol (EE) LNG and EE have over 25 years of established use in contraceptives Agile’s proprietary Skinfusion® technology is cosmetically appealing Active ingredients are contained in the central active matrix, designed to allow the peripheral adhesive system to keep the patch in place for 7 days 10 Evra is a registered trademark of Johnson & Johnson, Inc. Xulane is a registered trademark of Mylan, Inc. Active Matrix Peripheral Adhesive System Release Liner

Hatch-Waxman Exclusivity Intellectual Property Strategies For the Franchise 11 Regimen (2029) Design (2028) Formulation (2021) 8 cover Twirla & Pipeline 4 cover Pipeline 12 Issued Patents Pipeline Manufacturing Transdermal Know-How Resource Intensive Custom Equipment AG890 AG200-ER AG200-ER (SmP) AG200-SP (SmP)

Pipeline Strategy: Establish a Market-Leading Contraceptive Franchise 12 Contraceptive Pipeline Product Indication Preclinical Phase 1 Phase 2 Phase 3 Status Twirla® Contraception (21/7 cycle) Phase 3 completion expected in 4Q 2016 Small Patch (SmP) Program AG200-SP (SmP) Contraception (shorter, lighter periods) Initial Phase 2 trial of AG200-SP (SmP) preparations underway Initiation of dosing expected 1Q 2017 Additional design and planning may be required based on outcome of initial Phase 2 clinical trial of SmP program AG200-ER (SmP) Contraception (extended cycle) AG200-ER Contraception (extended cycle) Additional design and planning may be required AG890 Contraception (Progestin-only) Phase 2 PK/PD trial complete* Additional product and clinical development may be required to advance into Phase 3 *Data analysis from Phase 2 trial is under evaluation

S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 Pipeline Products: Offering More Options For Women AG200-SP AG200-ER SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7 days no patch S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Small patch Current lead product candidate - in Phase 3 Small patch Small Patch (SmP) product candidates in development AG200-SP: 4-week regimen Designed for shorter, lighter periods Small patch (SmP) is a smaller, lower dose LNG/EE patch worn in the 4th week of a cycle AG200-ER: 8-week extended cycle regimen Designed for fewer periods a year Small patch (SmP) worn in 8th week 13

Planned Initial Phase 2 Trial with Small Patch (SmP) Study Plan Up to 150 subjects to be enrolled at highly experienced sites that are also participating in the ongoing Phase 3 SECURE trial Initiation of dosing expected in 1Q 2017 14 *Percentage of TRx in CHC market 2015 for Seasonale, Seasonique, LoSeasonique and all generics, IMS NPA Source: Lakehomer H, et al. Characteristics of scheduled bleeding manipulation with combined hormonal contraception in university students. Contraception 2013; 88:426-430 Clinical Objectives Business Objectives Identify optimal dose for SmP Characterize: Withdrawal bleeding profile Ovulation inhibition Side effects Expand business franchise to increase Agile potential share of the contraceptive market Current 3-month fixed regimen products = <4% TRx share* A larger opportunity may exist; up to 17% of women use 21-day regimens consecutively to extend the time between their periods Capitalize on patents into 2029

There is a Market Need for New Contraceptive Brands Twirla® would be the first new CHC brand introduced since 2013 Twirla would be the first non-oral CHC brand introduced since 2002 15 Yasmin (Jun 2001) Nuvaring (Jun 2002) TriCyclen Lo (Sep 2002) Seasonale (Oct 2003) Generess (May 2011) Quartette (Aug 2013) Minastrin 24 (Aug 2013) Loestrin 24 (Mar 2006) Yaz (Apr 2006) Seasonique (Jul 2006) Evra (Mar 2002) LoLoestrin (Dec 2010) Natazia (Jul 2010) Beyaz (Oct 2010) 2001 2013 Only non-oral CHC brands TriCyclen and Evra are registered trademarks of Johnson & Johnson, Inc.; Nuvaring is a registered trademark of Merck & Co., Inc.; Yasmin, Yaz, Beyaz and Natazia are registered trademarks of Bayer; Loestrin, Generess and Minastrin are registered trademarks of Allergan, Inc.; Seasonale, Seasonique and Quartette are registered trademarks of Teva Pharmaceuticals USA, Inc. Lo Seasonique (Mar 2009)

US Branded Combined Hormonal Contraceptives (CHC) Have High Potential Market Value *Market value if all prescriptions were branded, to demonstrate value of 1% TRx share of a brand Sources: IMS NPA Dec 2015 and MediSpan Price Rx Select, March 2016 1% TRx Share = $150 Million 89 Million TRx (Total Market) 1.4 months per TRx (Avg.) CHC Market $15 Billion Calculated Total Potential Branded Value 59% Brand ($2.4B) 41% Generic ($1.7B) 20% Brand (18M Rx) 80% Generic (71M Rx) Calculated Branded Value of CHC Market* 16 $121.03/month (Avg. Brand WAC) Prescriptions (89MM) Sales (~$4.0B)

Twirla® Marketing Plan is a 3-Pronged Approach 17 Sources: SK&A Physician Access Study 2010, *RG&A Interviews with ObGyns and NPs (n=74), 2012, RG&A Consumer Research Study (n=30), 2012 ObGyn/NP Specialty Market Specialty market allows for an estimated sales force of only 70-100 reps Access to ObGyns is high – among the lowest “no-see” rate of all specialties Lack of introduction of new CHC brands means opportunity for Twirla® to have high share of voice Targeted Consumer Segment Consumers have active role in product choice Twirla target demographic responds to digital marketing Women want contraception that is easy to use, non-daily, and less invasive Managed Care Affordable Care Act (ACA) Contraceptive Mandate provides a potentially favorable Managed Care environment for Twirla® “I’m excited. Patients ask for the patch all the time.”* “Birth control without the stress”* “This is good. There was a void after we stopped using Ortho Evra patients like the patch.”* “ I want the freedom to not have to take something every day, so I’m willing to try it.”*

ObGyns and Nurse Practitioners are the Key Contraceptive Prescribers Over 70% of US Contraceptive TRx are Written by ObGyns/NPs/PAs Source: IMS NPA, TRx Volume by Prescriber Type, 2015 Source: IMS NPA, TRX Volume by Category, 2010 ObGyns Prescribe Contraceptives More than any Other Therapy 18 Contraceptive 34% Menopause 14% Antiinfective 12% Analgesic 8% Antidepressant 6% All Other 26% ObGyn TRx by Category ObGyn 43% NP/PA 27% PCP 24% All Other 6% CHC Prescriptions by Prescriber Type

Detailing Samples Medical Education A Sales Force of 70-100 Reps is Estimated for Twirla® 19 All Prescribers (n=56,000) Branded Prescribers (n=22,000) US Contraceptive Prescribers Source: Wolters Kluwer 2012 (# of prescribers) and IMS Prescriber Profiler 2009: %TRx written by ObGyns in Dec 3-10 of contraceptive writers Over 90% ObGyn

We Know the Twirla® Target Consumer 20 Source: Survey of 1000 women age 15-44, RG&A 2012. Data for ‘seekers’ (n=565) considering starting birth control Women would choose Twirla® because they are busy Q: How Interested Would You Be In Using Twirla As Your Birth Control? A once-weekly patch is a convenient alternative to a once-a-day pill S M T T W F S Very (14%) Somewhat (37%) Very (17%) Some- what (9%) 26% 23% 51% Disinterested Neither Interested 0% 10% 20% 30% 40% 50% 60%

Reaching Contraceptive Consumers Means Going Digital 21 Where She Goes Online Social Networks Discussion Forums Blogs & Online Magazines Mobile Mobile apps Text messaging Magazines Who She Is Twirla® interest is highest among: 20-29 years old College or graduate student Employed Women in a committed relationship Sources: Survey of 1000 women age 15-44, RG&A 2012. Data for ‘seekers’ (n=565) considering starting birth control and Pew Research

Branded Contraceptives Continue to Take Aggressive Price Increases Source: MediSpan Price Rx Select, July 2016. *Values for 2016 are YTD through July 7, 2016 Avg. Price/cycle calculation includes 13 leading branded contraceptive products. The current highest WAC for a branded combination contraceptive is $150.55 22 Avg. Annual Price Increase 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* 12.2% 9.7% 10.3% 16.4% 12.7% 11.7% 7.1% 8.2% 10.8% 15.8% 8.1% $36.67 $41.27 $45.62 $50.51 $59.23 $68.22 $76.48 $81.18 $88.01 $98.88 $115.40 $125.29 $37.76 $43.11 $45.22 $49.34 $56.93 $68.76 $75.57 $91.26 $100.29 $110.22 $95.12 $105.92 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 $140.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* Avg. Price/Cycle for Branded Contraceptives ($WAC) Average Branded Price Evra Xulane

Managed Care Environment is Favorable For a New Contraceptive Patch 23 If Twirla is not the preferred patch: Most branded contraceptives are on Tier 3 or 4 Manufacturers utilize copay coupons to offset the copay cost Branded copay average = $35-50, with copay coupon: $20-30 Requires coverage with no cost sharing of at least one product in each form of contraception per FDA Birth Control Guide “Patch” is a unique form Twirla and Xulane (Evra generic) are expected to be the only 2 products available in patch form Xulane current price = $105.92/cycle Sources: HHS FAQs About ACA Implementation (Part XXVI), May 11 2015 Managed Care research, Campbell Alliance and Fingertip Formulary, Feb 2015 *Event sponsored by Agile Therapeutics If Twirla® is the preferred patch: Patients will be able to fill a prescription with no copay no deductible no coinsurance ACA ‘Contraceptive Mandate’ now in effect Possible Formulary Scenarios

Unique Contraceptive Brands Have Achieved High Market Share in the CHC Market 24 Product Peak TRx Share* Evra 11.1% Yaz 13.1% TriCyclen Lo 9.1% Yasmin 12.9% Loestrin 24 10.2% LoLoestrin 4.0% Nuvaring 6.6% Average 9.6% Source: IMS NPA, 2002-2015 *Time to peak TRx share varies by product, and in most instances occurred after the first two years post launch Average

9% Consumers “very interested” 14% ObGyns “% of next 100 patients” 17.0%* Average of Analog Brands 9.6% Twirla® Peak Share Estimate Rationale Based on Consumer & Physician Market Research and Market Analogs Sources: IMS NPA, 2002-2014 ObGyn market research conducted by Kantar Health, 2010. Consumer market research conducted by RG&A, 2012. 14% of consumers considering starting birth control “very interested in using Twirla” 25 *ObGyns estimated 17% share, adjusted to 9% for overstatement

Twirla® Phase 3 Trial Expected to Complete in 4Q 2016 Simplified Study Design: Single-arm, open-label study Over 2,000 subjects enrolled, to be treated for up to 1 year Focus on subject compliance, retention and reduced loss to follow up Primary efficacy measure = Pearl Index (PI) 26 Number of on-drug pregnancies Number of 28-day usable cycles* (1300) PI = Source: Quartette package inserts and Seasonale SBOA. Quartette and Seasonale are registered trademarks of Teva, Inc. *Usable cycles defined as: on-drug, completed diary, sexually active, no backup contraception. Note: Highest approved by FDA to date: Pearl Index = 3.19 Upper bound of the 95% confidence interval around the PI = 5.03

Study Timeline 27 Study completion anticipated 4Q 2016 Experienced sites selected, trained, and activated Enrollment completed 2H 2015 CRL response submission anticipated 1H 2017 2014 2017 2015 2016

Why We Believe The SECURE Study Will be Successful Experienced clinicians/ study coordinators Focus on patient compliance and adherence Experienced CRO Real-time oversight (technology enabled) Electronic diary 28

2016 2017 Planned Milestones 1H 2H 1H 2H Completion of Twirla® SECURE clinical trial: 4Q 2016 Potential submission of Twirla CRL response: 1H 2017 Potential approval of Twirla (assuming 6 month FDA review): 2H 2017 Qualification of commercial manufacturing line (ongoing) for Twirla: 2H 2016 Small Patch (SmP) program initial Phase 2 clinical trial preparations: 2H 2016 SmP Program initial Phase 2 clinical trial initiation of dosing expected: 1Q 2017 Development Milestones 29

Financial Profile Balance Sheet Data $65.5 Million cash on hand at March 31, 2016 28.7 Million common shares outstanding at May 5, 2016 Background and Recent Financings Initial Public Offering (May 2014) $55.0 Million gross proceeds (~$49.7 Million net proceeds) Private Placement (January 2015) $20.0 Million gross proceeds (~$19.3 Million net proceeds) Debt Facility of up to $25.0 Million (Hercules Capital) (February 2015) $16.5 Million funded at loan closing (primarily to repay prior debt) Follow-on Public Offering (February 2016) $40.25 Million gross proceeds (~$37.5 Million net proceeds) 30

Corporate Summary 31 Near-term catalyst – Phase 3 completion expected in 4Q 2016 Phase 3 asset in multi-billion dollar market Twirla® expected to be the first low-dose alternative to an oral CHC introduced in over 15 years Pipeline with expected patent protection to 2029, initial Phase 2 trial preparations underway Targeted specialty market commercialization Favorable managed care environment Management team with proven success launching contraceptive products

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